UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2014

QUARTET MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36139	46-2596459
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

QUARTET MERGER CORP. (“QUARTET”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING QUARTET’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH PANGAEA LOGISTICS SOLUTIONS LTD. (“PANGAEA”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY QUARTET ON MAY 1, 2014 (THE “ORIGINAL 8-K”). THE EXHIBIT INCLUDED IN THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

JEFFERIES LLC IS PROVIDING ADVISORY SERVICES IN CONNECTION WITH THE MERGERS AND WILL RECEIVE A FEE IN CONNECTION THEREWITH. IN ADDITION, EARLYBIRDCAPITAL, INC. (“EBC”) ACTED AS MANAGING UNDERWRITER OF QUARTET’S INITIAL PUBLIC OFFERING (“IPO”) AND AS QUARTET’S INVESTMENT BANKER AND WILL RECEIVE A FEE UPON CONSUMMATION OF THE MERGER. QUARTET AND ITS DIRECTORS AND EXECUTIVES OFFICERS, AND JEFFERIES LLC AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF QUARTET’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGERS DESCRIBED IN THE ORIGINAL 8-K.

STOCKHOLDERS OF QUARTET AND OTHER INTERESTED PERSONS ARE ADVISED TO READ QUARTET’S DEFINITIVE PROXY STATEMENT, AND THE FINAL PROSPECTUS BY QUARTET’S WHOLLY-OWNED SUBSIDIARY, QUARTET HOLDCO LTD. (“HOLDCO”), IN CONNECTION WITH QUARTET’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS DEFINITIVE PROXY STATEMENT AND FINAL PROSPECTUS CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION ON THE SECURITY HOLDINGS OF QUARTET’S OFFICERS AND DIRECTORS AND THE INTERESTS OF SUCH PERSONS AND OF JEFFERIES LLC AND EBC IN THE SUCCESSFUL CONSUMMATION OF THE MERGERS. SUCH PERSONS CAN ALSO READ QUARTET’S FINAL PROSPECTUS, DATED OCTOBER 28, 2013, AND QUARTET’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, FOR ADDITIONAL INFORMATION. THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS HAVE BEEN MAILED TO SECURITYHOLDERS OF QUARTET AS OF JULY 14, 2014. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: QUARTET MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NEW YORK 10017. SUCH DOCUMENTS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF QUARTET, HOLDCO OR PANGAEA, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, QUARTET’S AND PANGAEA’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE: BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS, REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH PANGAEA IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; GENERAL ECONOMIC CONDITIONS; AND GEOPOLITICAL EVENTS AND REGULATORY CHANGES. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN QUARTET’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING QUARTET AND PANGAEA, THE TRANSACTIONS DESCRIBED IN THE ORIGINAL 8-K OR OTHER MATTERS AND ATTRIBUTABLE TO QUARTET AND PANGAEA OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER QUARTET, HOLDCO NOR PANGAEA UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 8.01 Other Events.

On August 14 2014, Quartet issued a press release announcing the date of its special meeting of stockholders. The press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit Description

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2014

QUARTET MERGER CORP.

By:	/s/ David Sgro
Name: David Sgro Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release.